UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                        (Date of earliest event reported)

                                  July 21, 2005

                          ----------------------------

                       MULTI-LINK TELECOMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


                                    Colorado
         (State or other Jurisdiction of Incorporation or Organization)


          0-26013                                        84-1334687
  (Commission File Number)                    (IRS Employer Identification No.)

                                 936A Beachland
                              Boulevard, Suite 13
                              Vero Beach, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)


                                       n/a

          (Former Name or Former Address, if Changed Since Last Report)

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995


      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01  Changes in Registrant's Certifying Accountant.

      (a) On July 20, 2005, Multi-Link Telecommunications, Inc. (the "Company") dismissed Michael Johnson & Co., LLC as its independent certified public accountants. The decision was approved by the Board of Directors of the Company.

      The report of Michael Johnson & Co., LLC on the Company's financial statements for the fiscal year ended September 30, 2004 did not contain an adverse opinion or disclaimer of opinion. However, the report was modified due to an uncertainty about the Company's ability to continue as a going concern. During the Company's fiscal year ended September 30, 2004 and any subsequent interim period preceding the termination, there were no disagreements with Michael Johnson & Co., LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Michael Johnson & Co., LLC would have caused Michael Johnson & Co., LLC to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

      The Company requested that Michael Johnson & Co., LLC furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the Company's statements in this Item 4.01(a). A copy of the letter furnished by Michael Johnson & Co., LLC in response to that request, dated July 20, 2005, is filed as Exhibit 16.1 to this Form 8-K.

      (b) On July 20, 2005, Jaspers + Hall, PC was engaged as the Company's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of Jaspers + Hall, PC, the Company

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has not consulted with Jaspers + Hall, PC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 9.01  Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. None.

      (b)   Pro forma financial information. None

      (c)   Exhibits.


Exhibit Number                Description

            16.1 Letter from Michael Johnson & Co., LLC dated July 20, 2005 regarding change in certifying accountant.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Multi-Link Telecommunications, Inc.
                                      (Registrant)



Date:  July 21, 2005                  By:    /S/ Kevin R. Keating
                                             Kevin R. Keating, President

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                                  EXHIBIT INDEX

Exhibit Number                Description

            16.1 Letter from Michael Johnson & Co., LLC dated July 20, 2005 regarding change in certifying accountant.